Exhibit 10.15

OPTION AGREEMENT

(For P.R.C. Citizen)

This Option Agreement (“Agreement”) is made and entered into as of the date of grant set forth below (“Date of Grant”) by and between Kuke Music Holding Limited (“Company”), a Cayman Islands company, and the holder named below (“Holder”).  Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2020 Share Incentive Plan, as amended from time to time (“Plan”).

Holder:

Total Number of Options:

Exercise Price Per Option:	US$0.01

Date of Grant:

First Vesting Date:	October 1, 2021

Expiration Date:	The 10th anniversary of the Date of Grant

1.                                       Grant of Option.  The Company hereby grants to the Holder that number of Options set forth above, each of which is exercisable to purchase one (1) Ordinary Share of the Company (“Shares”), at the Exercise Price per Option set forth above (“Exercise Price”), subject to the terms and conditions of this Agreement and the Plan.  The grant of each such Option and the obligations of the Company and the Holder under this Agreement shall be subject to the due execution by each other of this Agreement and each representation and warranty incorporated herein (pursuant to Section 11 below) being true and correct in all material respects on the Date of Grant.

2.                                       Vesting Schedule.  Each Option shall be vested according to the following vesting schedule:

2.1                               Time Vesting Schedule.  (a) 50% of the Options shall vest on October 1, 2021 (the “First Vesting Date”); (b) 30% of the Options shall vest on October 1, 2022 (the “Second Vesting Date”); (c) 10% of the Options shall vest on October 1, 2023 (the “Third Vesting Date”); and (d) 10% of the Options shall vest on October 1, 2024 (the “Fourth Vesting Date”). The Time Vesting Schedule is illustrated as set forth in Exhibit A.

2.2                               Acceleration. Notwithstanding Section 2.1, in the event of a Corporate Transaction, the vesting of the Options will accelerate and all of such Options shall become vested immediately before such Corporate Transaction.

3.                                        Termination.

3.1                               Termination for Any Reason Other Than Cause or Resignation. In the event of a Holder’s Termination of Service other than for Cause (including but not limited to the death, disability, or voluntary resignation (in the absence of Cause)), the Options, to the extent (and only to the extent) they have already become vested prior to the date of Termination of Service, shall remain vested and subject to exercise in accordance with this Agreement and the Plan (but in any event no later than the Expiration Date), provided that, all Options which are unvested on the date of Termination of Service shall be forfeited, shall automatically lapse (without any compensation or other obligation to the respective Holder) and shall have no further force and effect.

3.2                               Termination for Cause. In the event of a Holder’s Termination of Service for Cause (or resigns where Cause is present), then all Options (both vested and unvested) shall be forfeited, shall automatically lapse (without any compensation or other obligation to the respective Holder) and shall have no further force and effect.

4.                                       Manner of Exercise.  To exercise an Option, the Holder (or in the case of exercise after Holder’s death or incapacity, Holder’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Option Exercise Agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee (the “Option Exercise Agreement”). The Holder shall exercise the Option in accordance with the terms and conditions of the Option Exercise Agreement and the Plan.

5.                                      Assignability of Option.  The Company may assign any of its rights under this Agreement and the Option Exercise Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth in the Plan and the Option Exercise Agreement, this Agreement shall be binding upon Holder and Holder’s heirs, executors, administrators, legal representatives, successors and assigns.

6.                                      Interpretation.  In the event of any conflict between the Plan and the remainder of this Agreement (including the Option Exercise Agreement), the Plan shall prevail.  Titles and headings included in this Agreement are for convenience only and shall not be taken into account in the interpretation of the provisions of this Agreement.  The original version of this Agreement has been drafted in English; should this Agreement or any part hereof be translated into any other language, the English version shall prevail. The Exhibits to this Agreement and the Plan form an integral part thereof and any reference to this Agreement includes the Exhibits and the Plan.  This Agreement, the Option Exercise Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. Any dispute regarding the interpretation of this Agreement shall be submitted by the Holder or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Holder.

7.                                      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands.  If any provision of this Agreement is determined by any court of competent jurisdiction or regulatory authority to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

8.                                      Compliance with Chinese Law. The Holder understands that the China Securities Regulatory Commission (“CSRC”) of the People’s Republic of China (“PRC”) has yet to determine if Chinese citizens shall be accorded full rights to hold securities of foreign privately-held or publicly-listed entities outside China or any options or other rights to acquire such securities. Accordingly, the Holder agrees that should the CSRC, or any other governmental or regulatory authority in China materially restrict the rights or obligations of the Company  or of the Holder hereunder (including in relation to a Corporate Transaction or an initial public offering (“IPO”)), in the sole opinion of the Administrator, the Company shall be entitled to amend or terminate the Plan and this Agreement, or any term or provision thereof, as appropriate and necessary in the Administrator’s sole discretion, so as to comply with such governmental or regulatory requirements.  This right to amend or terminate includes but is not limited to (i) the right to terminate the Holder’s rights hereunder in full, as well as (ii) the right to repurchase any Shares that may have been sold hereunder (which repurchase shall be effective and recorded in the Company’s security registers upon the Company refunding to the Holder the Exercise Price paid for such Shares, including where such refund is recorded in the Company’s accounting records as reserved for such purpose), in each case without obtaining the Holder’s consent or the consent of any other person or entity for the purposes of this Section 8, provided that the Board, in good faith, determines that commercially reasonable efforts have been made to (i) achieve compliance with the terms of the Plan, and (ii) otherwise, make available to Holders aggregate economic consideration which is no less favorable (on a gross pre-tax basis) than otherwise available had the Plan been complied with notwithstanding this Section 8.

9.                                      Registration.  The Company and/or the Holder shall take commercially reasonable efforts to make relevant registrations and/or filings with State Administration of Foreign Exchange (“SAFE”) with respect to the Plan, the implementation of the Plan and the other relevant filing in accordance with applicable laws and regulations of the PRC and relevant requirements by the SAFE whenever the registration is available.

10.                               Tax Consequences; Independent Advice.  THE HOLDER UNDERSTANDS THAT THE HOLDER MAY UNDERTAKE CERTAIN ADVERSE TAX LIABILITIES AS A RESULT OF THE GRANT OF OPTIONS AND ANY SUBSEQUENT PURCHASE AND DISPOSITION OF THE SHARES.  THE HOLDER REPRESENTS THAT THE HOLDER HAS CONSULTED WITH ALL ADVISERS WHICH THE HOLDER DEEMS ADVISABLE IN CONNECTION WITH THE RECEIPT OF THE OPTIONS AND THE PURCHASE AND DISPOSITION OF THE SHARES AND THAT THE HOLDER IS NOT RELYING ON THE COMPANY, ANY INVESTOR OR ANY ADVISOR TO ANY OF THE FOREGOING FOR ANY TAX, LEGAL OR OTHER ADVICE.

11.                               Incorporation by Reference.  THE PLAN IS INCORPORATED HEREIN BY REFERENCE. The following provisions in the Option Exercise Agreement are incorporated herein by reference and shall apply to the Options, mutatis mutandis: Section 4 (Representations and Warranties of Purchaser) and Section 5 (Compliance with Laws).

12.                               Acceptance.  The Holder hereby acknowledges receipt of a copy of the Plan, this Agreement and the Option Exercise Agreement. The Holder has read and understands the terms and provisions hereof (including, in particular, Section 11 (Incorporation by Reference) and thereof, and accepts the Options subject to all terms and conditions of the Plan, this Agreement and the Option Exercise Agreement.

13.                               Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Options have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Holder, the Company and all other interested persons. No individual serving as the Administrator (either serving alone or with other individuals) will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

14.                               No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE INDIVIDUAL AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE INDIVIDUAL FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS AN ELIGIBLE INDIVIDUAL AT ANY TIME, WITH OR WITHOUT CAUSE.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its duly authorized representative and the Holder has executed this Option Agreement as of the Date of Grant.

COMPANY:

KUKE MUSIC HOLDING LIMITED

By:

(Please print name)

HOLDER

(Signature)

(Please print name)

EXHIBIT A

TIME VESTING SCHEDULE

	First Vesting Date	Second Vesting Date	Third Vesting Date	Fourth Vesting Date	Total
Percentage of the Options that will vest	50%	30%	10%	10%	100%

EXHIBIT B

OPTION EXERCISE AGREEMENT

(For P.R.C. Citizen)

This Option Exercise Agreement (“Agreement”) is made and entered into as of _________, 20___(“Effective Date”) by and between Kuke Music Holding Limited (“Company”), a Cayman Islands company, and the purchaser named below (“Purchaser”) in relation to that certain Option Agreement entered into by the Company and the Purchaser on                 , 20    (the “Option Agreement”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2020 Share Incentive Plan, as amended from time to time (“Plan”).

Purchaser:

Purchaser’s Address:

Total Number of Options Exercised:

Total Number of Ordinary Shares:

Exercise Price Per Option:

Total Exercise Price:	US$

1.                                Exercise of Option.

1.1.                            Exercise.  Pursuant to exercise of certain Options granted to the Purchaser under the Plan and the Option Agreement, and subject to the terms and conditions of this Agreement, the Option Agreement and the Plan, the Purchaser hereby exercises a number of Options equal to the Total Number of Options Exercised in respect of the Total Number of Ordinary Shares (each as set forth above) and purchases from the Company, and the Company hereby sells to the Purchaser, the Total Number of Ordinary Shares set forth above (“Shares”) of the Company at the Exercise Price Per Option set forth above (“Exercise Price”).  As used in this Agreement, the term “Shares” refers to the Ordinary Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2.                            Payment.  The Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Option Agreement as follows (check and complete as appropriate).

[  ]                            in cash in the amount of $_______, receipt of which is acknowledged by the Company.

[  ]        by the waiver hereby of compensation due or accrued for services actually rendered in the amount of $ ___________ (as confirmed by the Committee).

[  ]                            the combination of the foregoing, in cash in an amount of $______ and by the waiver hereby of compensation in an amount of $_____ (as confirmed by the Committee).

[  ]                            by the waiver of a number of vested Options equal to                    and having a Fair Market Value of $_____ (as confirmed by the Committee).

2.                                      Documents to be Delivered.  The Purchaser hereby delivers to the Company (a) this Agreement, (b) two copies of a blank Share Transfer Form and Notice of Surrender in the form of Exhibit 1 attached hereto (the “Share Transfer Form”), both executed by the Purchaser (and the Purchaser’s spouse, if any), (c) if the Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by the Purchaser’s spouse, and (d) the Exercise Price and any payment or other provision for any applicable tax obligations. Upon its receipt of the Exercise Price and all the documents to be executed and delivered by the Purchaser to the Company under this Section 2, the Company will issue a duly executed stock certificate evidencing the Shares in the name of the Purchaser, to be placed in escrow as provided in Section 9 (Escrow) below).

3.                                      Conditions. The obligation of the Company to consummate the transactions contemplated under this Agreement is subject to the satisfaction on the Effective Date of all of the following conditions.

3.1.                              Representations and Warranties.  The representations and warranties made by the Purchaser in accordance with Section 4 shall be true and correct in all material respects at and as of the Effective Date.

3.2.                              Litigation.  No governmental authority shall have enacted, issued or entered an order which remains in effect that enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement and there shall be no proceeding pending by any governmental authority seeking such an order.

3.3.                              Documentation.  The Purchaser shall have delivered the documents specified in Section 2 (Documents to be Delivered) of this Agreement, in each case duly executed.

3.4.                              Exercise Price.  The Purchaser shall have delivered the Exercise Price in the manner contemplated by Section 1.2 (Payment) of this Agreement and agreed to by the Board.

3.5.                              Waiver.  Any condition specified in this Section 3 may be waived if consented to by the Board in writing.

4.                                      Representations and Warranties of Purchaser.  The Purchaser represents and warrants to the Company as follows.

4.1.                              Identity: Legal Capacity; Due Execution.  The Purchaser’s name, address and identity as represented in the preamble of this Agreement are complete, true and correct.  The Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly executed and delivered as a deed by the Subscriber.

4.2.                              No Offenses.  The Purchaser has not committed any criminal offences (except, road traffic offences not punished by custodial sentence) and has not been notified in writing of any insolvency or criminal proceedings filed, pending or threatened against it.

4.3.                              Agrees to Terms of the Plan.  The Purchaser has received a copy of the Plan and the Option Agreement, has read and understands the terms of the Plan, the Option Agreement and this Agreement, and agrees to be bound by their terms and conditions.

4.4.                              Purchase for Own Account for Investment.  The Purchaser is purchasing the Shares for the Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. The Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than the Purchaser has any beneficial ownership of any of the Shares.

4.5.                              Understanding of Risks.  The Purchaser is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g. that the Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Shares.  The Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect the Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

4.6.                              No General Solicitation.  At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4.7.                              Spouse Consent. In the event that no Spouse Consent is delivered to the Company in accordance with Section 2, the Purchaser represents and warrants that the Purchaser is not married and is not associated with any other person entitled to exercise spousal or similar rights and further undertakes to deliver such Spouse Consent upon becoming married or so associated in the future.

5.                                      Compliance with Laws.

5.1.                              Compliance with Applicable Securities Laws.  The Purchaser understands and acknowledges that the Shares have not been registered with the applicable securities laws and that, notwithstanding any other provision of the Option Exercise Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the applicable securities laws.  The Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

5.2.                              Compliance with Chinese Law.  Section 8 of the Option Agreement (Compliance with Chinese Law) is incorporated herein by reference and shall apply to the Shares, mutatis mutandis.

6.                                      Restrictions on Transfers.

6.1.                            Disposition of Shares.  The Purchaser hereby agrees that the Purchaser shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until:

(a)                                 the Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)                                 the Purchaser shall have complied with all requirements of this  Agreement applicable to the disposition of the Shares (including the restrictions set forth in the Plan, and, in particular, Article 9.3 (Transferability of Awards) thereof); and

(c)                                  the Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under any applicable Securities laws or (ii) all appropriate action necessary for compliance with the registration requirements of any applicable Securities laws or any exemption from registration or other restrictions available thereunder has been taken.

6.2.                              Transferee Obligations.  Each person (other than the Company or a transferee in a Corporate Transaction or IPO) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement and the Plan must, as a condition precedent to the validity of such transfer and unless otherwise subject to advance written approval of the Board, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to, among other limitations: (a) any right of first refusal granted hereunder and (b) the market stand-off provisions of Section 7, to the same extent as such Shares would be so subject if retained by the Purchaser.

7.                                      Market Standoff Agreement.  The Purchaser agrees in connection with any registration of the Company’s securities, including an IPO, that, upon request of the Company or the underwriters managing any public offering of the Company’s securities, the Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

8.                                      Rights as Shareholder.  Subject to the terms and conditions of this Agreement, the Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares (x) only from and after the date that Shares are issued to the Purchaser and thereafter (y) only until such time as the Purchaser disposes of the Shares, in each case in accordance with this Agreement and the Plan.

9.                                      Escrow.  As security for the Purchaser’s faithful performance of this Agreement, the Purchaser agrees, that upon issue of Shares (including any stock certificate(s) evidencing the Shares), such certificate(s), together with the Share Transfer Form executed by the Purchaser and by the Purchaser’s spouse, if any (with the date, transferee, certificate number and number of Shares left blank), shall be delivered to the Secretary of the Company or other designee of the Company (“Escrow Holder”), who is appointed by the Board to hold such certificate(s) and Share Transfer Form in escrow. The Purchaser hereby irrevocably authorizes the Escrow Holder to take all such actions and to effectuate all such transfers and/or surrenders of such Shares as are in accordance with the terms of this Agreement (including, without limitation, to date and complete all outstanding details on the Share Transfer Form).  The Purchaser and the Company agree that the Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless the Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement.  The Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. Each Share will be released from escrow upon the written consent of the Board or, otherwise, upon transfer permitted in accordance with the provisions of the Plan.

10.                               Incorporation by Reference.  The Plan is incorporated herein by reference. The following provisions in the Option Agreement are incorporated herein by reference, mutatis mutandis:  Section 6 (Interpretation).

11.                               Restrictive Legends and Stop-Transfer Orders.

11.1.                     Legends.   The Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between the Purchaser and the Company or any agreement between the Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER APPLICABLE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER AND, IF APPLICABLE, A RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AS SET FORTH IN A OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAYBE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, AND IF APPLICABLE, THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.2.                     Stop-Transfer Instructions.  The Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.  The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

12.                               Tax Consequences; Independent Advice.  THE HOLDER UNDERSTANDS THAT THE HOLDER MAY INCUR ADVERSE TAX LIABILITIES AS A RESULT OF THE PURCHASE AND DISPOSITION OF THE SHARES.  THE HOLDER REPRESENTS THAT THE HOLDER HAS CONSULTED WITH ALL ADVISERS WHICH THE HOLDER DEEMS ADVISABLE IN CONNECTION WITH THE EXERCISE OF THE OPTIONS AND THE PURCHASE AND DISPOSITION OF THE SHARES AND THAT THE HOLDER IS NOT RELYING ON THE COMPANY, ANY INVESTOR THEREIN OR ANY ADVISOR TO ANY OF THE FOREGOING FOR ANY TAX, LEGAL OR OTHER ADVICE.

13.                               General Provisions.

13.1.                     Compliance with Laws and Regulations.  The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and the Purchaser with all applicable laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer.

13.2.                     Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon the Purchaser and the Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

13.3.                     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Cayman Islands.  If any provision of this Agreement is determined by any court of competent jurisdiction or regulatory authority to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

13.4.                     Notices.  Any notice required to be given or delivered to the Company shall be in writing and addressed at Building 96, 4 San Jian Fang South Block, Chaoyang District, Beijing, PRC, or at such other address as the Company may hereafter designate in writing.  Any notice required to be given or delivered to the Purchaser shall be in writing and addressed to the Purchaser at the address indicated above or to such other address as the Purchaser may designate in writing from time to time to the Company, or if no such address has been so notified, addressed to the Corporate Secretary of the Company at its principal corporate offices. All notices shall be deemed effectively given upon personal delivery, or two business days after its deposit, prepaid, via any international express courier (with delivery confirmation requested).

13.5.                     Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

13.6.                     Entire Agreement.  The Plan, the Option Agreement and this Agreement, together with all their exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matters of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matters hereof.

IN WITNESS WHEREOF, the Company has caused this Option Exercise Agreement to be executed by its duly authorized representative and the Purchaser has executed this Option Exercise Agreement as of the Effective Date.

COMPANY:

KUKE MUSIC HOLDING LIMITED

By:
Name:
Title:

PURCHASER:

Name:

LIST OF EXHIBITS

Exhibit 1:	Share Transfer Form and Notice of Surrender

Exhibit 2:	Spouse Consent

EXHIBIT 1

SHARE TRANSFER FORM

AND

NOTICE OF SURRENDER

FOR VALUE RECEIVED and pursuant to that certain Option Exercise Agreement No. _____ dated ______, 20___, (“Agreement”), the undersigned hereby:

sells, assigns and transfers unto _____________, _______ Ordinary Shares of Kuke Music Holding Limited, a Cayman Islands exempted company (“Company”), standing in the undersigned’s name on the register of members of the Company represented by Certificate No(s). ________ delivered herewith. *

OR

surrenders to Kuke Music Holding Limited, a Cayman Islands exempted company (the “Company”) ______ Ordinary Shares of the Company standing in the undersigned’s name on the register of members of the Company represented by Certificate No(s). _______ delivered  herewith. *

Dated: _______________, 20__

PURCHASER

(Signature)

(Please print name)

(Signature of the Purchaser’s spouse, if any)

(Please print name of the Purchaser’s spouse)

Instructions: Please do not fill in any blanks other than the signature line(s). The purpose of this Share Transfer Form and Notice of Surrender is to enable the Company to implement the transfer or acquisition of the Shares in accordance with the Plan thereof and otherwise ensure compliance with the other terms of the Agreement and the Plan, without requiring additional signatures on the part of the Purchaser or the Purchaser’s spouse.

[* To be struck out by the Escrow Holder as appropriate in giving effect to the terms of the Agreement.]

EXHIBIT 2

SPOUSE CONSENT

The undersigned spouse of ________________ (“Purchaser”) has read, understands, and hereby approves the Option Exercise Agreement (“Agreement”) between the Purchaser and Kuke Music Holding Limited (“Company”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any property interest of the undersigned shall similarly be bound by the Agreement. The undersigned hereby appoints the Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Executed and delivered as a deed

Signature of the Purchaser’s Spouse:

Address:

Date:

Signature of witness:

Address:

Date:

I certify that I have no spouse (initial): ______